UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2022

OneWater Marine Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39213	83-4330138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6275 Lanier Islands Parkway Buford, Georgia	30518
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (678) 541-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	ONEW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

The Merger Agreement

On June 21, 2022, OBCMS, Inc., a Florida corporation (the “Merger Sub”), a subsidiary of OneWater Marine Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with the Company and Ocean Bio-Chem, Inc., a Florida corporation (“Ocean Bio-Chem”) pursuant to which the Merger Sub will merge with and into Ocean Bio-Chem with Ocean Bio-Chem surviving the merger as a wholly-owned subsidiary of the Company (the “Acquisition”). Ocean Bio-Chem is principally engaged in the manufacture, marketing and distribution of a broad line of products for the marine, automotive, power sports, recreational vehicle, home care and outdoor power equipment markets.

Pursuant to the Merger Agreement, and subject to the terms and conditions thereof, each share of common stock of Ocean Bio-Chem issued and outstanding immediately prior to the effective time of the Merger Agreement (other than shares of common stock of Ocean Bio-Chem cancelled in accordance with the terms of the Merger Agreement and Dissenting Shares (as defined in the Merger Agreement)) will be converted into the right to receive approximately $13.08 in cash consideration, without interest (the “Merger Consideration”).

The Acquisition is expected to close in the Company’s fiscal fourth quarter of 2022, ending September 30, 2022. The closing of the Acquisition is conditioned on certain conditions, including (i) Ocean Bio-Chem’s receipt of written consent of shareholders adopting the Merger Agreement (which was satisfied on June 21, 2022 and thereby prohibits Ocean Bio-Chem from engaging in any further discussions or solicitations regarding an alternative potential acquisition of Ocean Bio-Chem) (ii) the expiration or termination of any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR”), (iii) at least 20 calendar days having elapsed since Ocean Bio-Chem mailed to its shareholders an information statement (as contemplated by Regulation 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), (iv) the absence of legal restraints preventing the consummation of the Acquisition, (v) other customary conditions for a transaction of this type, and (vi) the closing or satisfaction or waiver of the closing conditions of the SB Europe Acquisition and the Real Estate Acquisition (defined below).

The Merger Agreement contains customary representations, warranties and covenants, including, among others, covenants relating to the conduct of Ocean Bio-Chem’s business during the interim period between execution of the Merger Agreement and consummation of the Acquisition. Ocean Bio-Chem has also agreed not to solicit proposals relating to alternative business combination transactions or, subject to certain exceptions that permit Ocean Bio-Chem’s board of directors to comply with its fiduciary duties, enter into discussions concerning, or furnish information in connection with, any proposals for alternative business combination transactions. The Company and Ocean Bio-Chem have also agreed to use their respective reasonable best efforts to obtain any approvals from governmental authorities for the Acquisition, including all required antitrust approvals, on the terms and subject to the conditions set forth in the Merger Agreement.

The Merger Agreement provides certain termination rights for each party and provides for the payment of a fee by the Company upon the termination of the Merger Agreement under certain circumstances, including the right for either the Company or Ocean Bio-Chem to terminate the Merger Agreement if the Acquisition has not been consummated on or before September 30, 2022. Upon termination of the Merger Agreement under specified circumstances, Ocean Bio-Chem will be required to pay the Company a termination fee of $3,375,000. The Merger Agreement further provides that the Company will be required to pay Ocean Bio-Chem a reverse termination fee of $5,000,000 under certain circumstances if the Company does not confirm in writing to Ocean Bio-Chem that it has available cash in an amount which, together with the debt financing, is required to pay the Merger Consideration.

The Company intends to finance the Merger Consideration though debt financing.  In connection with its entry into the Merger Agreement, the Company entered into a debt financing commitment letter dated as of June 21, 2022 with Truist Bank (“Truist”), pursuant to which Truist has committed to provide the Company with debt financing in an aggregate principal amount of $125.0 million, subject to a number of conditions, including the receipt of executed loan documentation, satisfaction of the conditions to, and consummation of, the Acquisition and other customary closing conditions for financings of this type.

The description above of the Merger Agreement is not complete and is qualified in its entirety by reference to the terms of the Merger Agreement, a copy of which is filed as Exhibit 2.1 and is incorporated herein by reference.

The Support Agreements

On June 21, 2022, in connection with the execution and delivery of the Merger Agreement, certain shareholders of Ocean Bio-Chem, including Peter G. Dornau, Ocean Bio-Chem’s Chairman, President and Chief Executive Officer (collectively, the “Supporting Stockholders”), entered into Support Agreements with the Company (the “Support Agreements”).

Pursuant to the Support Agreements, the Supporting Stockholders have agreed to vote, at any meeting of Company shareholders called with respect to the Merger Agreement or the Acquisition and on every action or approval by written consent with respect to the Merger Agreement or the Acquisition, all shares of Ocean Bio-Chem Common Stock beneficially owned by them, among other things, (a) in favor of the Merger Agreement and the Acquisition and the other transactions contemplated by the Merger Agreement and (b)  against (1) any takeover proposal (including a superior proposal) or any definitive agreement related thereto and the transactions contemplated thereby, (2) any action, proposal, transaction, or agreement which could reasonably be expected to result in a breach of any covenant, representation or warranty, or any other obligation or agreement of Ocean Bio-Chem under the Merger Agreement, and (3) any action, proposal, transaction, or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect, or inhibit the timely consummation of the Acquisition or the fulfillment of the Company’s, Ocean Bio-Chem’s, or Merger Sub’s conditions under the Merger Agreement or change in any manner the voting rights of any class of shares of Ocean Bio-Chem.

The Support Agreements terminate upon certain events including: (a) the effective time of the Acquisition; (b) the termination of the Merger Agreement; (c) by mutual written consent of the Supporting Stockholders and the Company; or (d) any amendment or modification of, or waiver under, the Merger Agreement, in each case without the prior written consent of the Supporting Stockholders, in a manner that (i) reduces or imposes any restriction on the right of the Supporting Stockholders to receive the Merger Consideration, or (ii) reduces the amount or changes the form of the Merger Consideration.

The description above of the Support Agreements is not complete and is qualified in its entirety by reference to the terms of the Support Agreements, copies of which are filed as Exhibits 10.1-10.3 and are incorporated herein by reference.

The Equity Purchase Agreement

On June 21, 2022, in connection with the execution and delivery of the Merger Agreement, Peter G. Dornau, the Company’s Chairman, President and Chief Executive Officer entered into an equity purchase agreement (the “SB Europe Purchase Agreement”) with One Water Assets & Operations, LLC, a subsidiary of the Company and an affiliate of Merger Sub, pursuant to which Mr. Dornau, together with the other shareholders of Star Brite Europe, Inc. (“SB Europe”), agreed to sell all of the issued and outstanding shares of common stock of SB Europe to One Water Assets & Operations, LLC for an aggregate purchase price of $7,000,000, subject to certain adjustments (the “SB Europe Acquisition”).  Pursuant to the Merger Agreement, the consummation of the SB Europe Acquisition is a condition precedent to the completion of the Acquisition.

The description above of the SB Europe Purchase Agreement is not complete and is qualified in its entirety by reference to the terms of the SB Europe Purchase Agreement, a copy of which will be filed as an exhibit to a subsequent Company filing.

The Real Estate Purchase Agreement

On June 21, 2022, in connection with the execution and delivery of the Merger Agreement, PEJE, Inc. (the “Real Estate Seller”), an entity controlled by Peter G. Dornau, the Company’s Chairman, President and Chief Executive Officer, entered into a real estate sales contract (the “Real Estate Purchase Agreement”) with One Water Assets & Operations, LLC, a subsidiary of the Company and an affiliate of Merger Sub, pursuant to which the Real Estate Seller agreed to sell certain real property consisting of Ocean Bio-Chem’s executive offices and warehouse facilities in Fort Lauderdale, FL to One Water Assets & Operations, LLC for a purchase price of $3,600,000, subject to certain adjustments (the “Real Estate Acquisition”). Pursuant to the Merger Agreement, the consummation of the Real Estate Acquisition (or the satisfaction or waiver of all conditions to the closing thereof) is a condition precedent to the completion of the Acquisition.

The description above of the Real Estate Purchase Agreement is not complete and is qualified in its entirety by reference to the terms of the Real Estate Purchase Agreement, a copy of which will be filed as an exhibit to a subsequent Company filing.

Item 7.01	Regulation FD Disclosure.

On June 22, 2022, the Company issued a press release announcing the Acquisition, a copy of which is being furnished herewith as Exhibit 99.1.

The information provided in this Item 7.01 (including Exhibit 99.1) shall not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Company pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
2.1¥	Agreement and Plan of Merger, by and among Ocean Bio-Chem, Inc., OneWater Marine Inc. and OBCMS, Inc., dated as of June 21, 2022.

10.1	Support Agreement, by and among the Ocean Bio-Chem, OneWater Marine Inc. and Peter Dornau, dated as of June 21, 2022.

10.2	Support Agreement, by and among the Ocean Bio-Chem, OneWater Marine Inc. and Gregor M. Dornau, dated as of June 21, 2022.

10.3	Support Agreement, by and among the Ocean Bio-Chem, OneWater Marine Inc. and Peter Dornau Family LLC, dated as of June 21, 2022.

99.1*	Press Release issued by OneWater Marine Inc., dated June 22, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*          Furnished herewith.

¥          Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission on request.

Forward-Looking Statements

The statements contained herein may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including regarding our strategy, our expectations with respect to the Acquisition, future operations, financial position, prospects, plans and objectives of management, growth rate and its expectations regarding future revenue, operating income or loss or earnings or loss per share. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “will be,” “will likely result,” “should,” “expects,” “plans,” “anticipates,” “could,” “would,” “foresees,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “outlook” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. These forward-looking statements are not guarantees of future performance, but are based on management’s current expectations, assumptions and beliefs concerning future developments and their potential effect on us, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Our expectations expressed or implied in these forward-looking statements may not turn out to be correct.

Important factors, some of which are beyond our control, that could cause actual results to differ materially from our historical results or those expressed or implied by these forward-looking statements include the following: risks related to the satisfaction of the conditions to closing the Acquisition in the anticipated timeframe or at all, risks related to the ability to realize the anticipated benefits of the Acquisition, including the possibility that the expected benefits from the proposed Acquisition will not be realized or will not be realized within the expected time period, the risk that the businesses will not be integrated successfully, weather, political, economic and market conditions, effects of industry wide supply chain challenges and our ability to maintain adequate inventory, changes in demand for our products and services, the seasonality and volatility of the boat industry, our acquisition and business strategies, the inability to comply with the financial and other covenants and metrics in our credit facilities, cash flow and access to capital, effects of the COVID-19 pandemic and related governmental actions or restrictions on the Company’s business, risks related to the ability to realize the anticipated benefits of any proposed or recent acquisitions within the anticipated timeframe or at all, including the risk that proposed or recent acquisitions will not be integrated successfully, the timing of development expenditures, and other risks. More information on these risks and other potential factors that could affect our financial results is included in our filings with the Securities and Exchange Commission, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Annual Report on Form 10-K for the fiscal year ended September 30, 2021 and in our subsequently filed Quarterly Reports on Form 10-Q, each of which is on file with the SEC and available from OneWater Marine’s website at www.onewatermarine.com under the “Investors” tab, and in other documents OneWater Marine files with the SEC. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving OneWater and Ocean Bio-Chem. Ocean Bio-Chem will prepare an information statement for its stockholders containing the information with respect to the transaction specified in Schedule 14C promulgated under the Securities Exchange Act of 1934, as amended, and describing the proposed transaction. When completed, a definitive Information statement will be mailed to Ocean Bio-Chem’s stockholders. Investors are urged to carefully read the information statement regarding the proposed transaction and any other relevant documents in their entirety when they become available because they will contain important information about the proposed transaction. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website, http://www.sec.gov or from Ocean Bio-Chem’s website at www.obci.co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEWATER MARINE INC.

	By:	/s/ Jack Ezzell
Name: Jack Ezzell
Title: Chief Financial Officer
Dated: June 22, 2022